BLACKROCK FUNDSSM

BLACKROCK MANAGED VOLATILITY PORTFOLIO

(the “Fund”)

Supplement dated July 1, 2013
to the Statement of Additional Information of the Fund, dated January 28, 2013

The section of the Fund’s Statement of Additional Information entitled “Management, Advisory and Other Service Arrangements — Information Regarding the Portfolio Manager” is revised as set forth below.

The section title and first paragraph are deleted in their entirety and replaced with the following:

Information Regarding the Portfolio Managers

Philip Green, Sunder Ramkumar, CFA, and Justin Christofel, CFA, are the portfolio managers and are jointly and primarily responsible for the day-to-day management of the Fund.

The subsection entitled “Other Funds and Accounts Managed” is deleted in its entirety and replaced with the following:

The following table sets forth information about funds and accounts other than the Fund for which the portfolio managers are primarily responsible for the day-to-day portfolio management as of the Fund’s fiscal year ended September 30, 2012.

	Number of Other Accounts Managed and Assets by Account Type			Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Philip Green	19	23	5	0	0	1
	$11.7 Billion	$6.75 Billion	$2.56 Billion	$0	$0	$1.25 Billion
Sunder Ramkumar, CFA[1]	3	0	0	0	0	0
	$997.2 Million	$0	$0	$0	$0	$0
Justin Christofel, CFA[1]	19	18	10	0	0	6
	$13.11 Billion	$3.37 Billion	$749.5 Million	$0	$0	$347.8 Million

1   Information for Messrs. Ramkumar and Christofel is provided as of May 31, 2013.

The last sentence in the first paragraph under the subsection entitled “Portfolio Manager Compensation Overview — Discretionary Incentive Compensation” is deleted and replaced with the following:

Messrs. Green’s, Christofel’s and Ramkumar’s performance is not measured against a specific benchmark.

The last sentence under the subsection entitled “Portfolio Manager Compensation Overview — Distribution of Discretionary Incentive Compensation — Long-Term Incentive Plan Awards” is deleted and replaced with the following:

Mr. Green has unvested long-term incentive awards.

The last sentence under the subsection entitled “Portfolio Manager Compensation Overview — Other Compensation Benefits — Incentive Savings Plans” is deleted and replaced with the following:

All of the eligible portfolio managers are eligible to participate in these plans.

The subsection entitled “Portfolio Manager Beneficial Holdings” is deleted in its entirety and replaced with the following:

The following table sets forth the dollar range of equity securities of the Fund beneficially owned by the portfolio managers as of May 31, 2013.

Portfolio Manager	Dollar Range of Equity Securities Beneficially Owned
Philip Green	$100,001-$500,000

Sunder Ramkumar, CFA	None

Justin Christofel, CFA	None

The last sentence of the first paragraph under the subsection entitled “Portfolio Manager Potential Material Conflicts of Interest” is deleted and replaced with the following:

Currently, the portfolio managers of this fund are not entitled to receive a portion of incentive fees of other accounts.

Shareholders should retain this Supplement for future reference.

SAI-MV-0713SUP